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          SECURITIES AND EXCHANGE COMMISSION

               Washington, D.C. 20549

                    Form 8-K

                 CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the
          Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported)
                 September 15, 1998

          ContiMortgage Home Equity Loan Trust 1998-1
     (Exact name of registrant as specified in its charter)


                                                             16-1547408
                                                             16-1547407
     New York                      33-339505                 16-1547409
(State or Other Jurisdiction       (Commission)             (I.R.S. Employer
of Incorporation)                  File Number)             Identification No.)


c/o Manufacturers & Traders Trust
One M&T Plaza
Buffalo, New York
Attn: Corporate Trust Department                       14203-2599
(Address of Principal)                                 (Zip Code)


Registrant's telephone number, including area code (716) 842-5589


                         No Change
(Former name or former address, if changed since last report)


Note: Please see page 5 for Exhibit Index
                                                                      Page 1


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Item 5.  Other Events.

         On August 15, 1998 a scheduled distribution was made from the Trust to holders of the Class A, B, and C Certificates. The information contained in the Trustee's Monthly Servicing Report for the month of August, 1998 dated September 15, 1998 attached hereto as Exhibit 19 is hereby incorporated by reference.

         In addition to the information included in the Trustee's Monthly Report, the gross servicing compensation paid to the Servicer for the month of September, 1998 was $612,130.11.

























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         Item 7.           Financial Statements, Pro Forma Financial Information
                           and Exhibits.

         (a)               Not applicable

         (b)               Not applicable

         (c)               Exhibits:

           19. Trustee's Monthly Servicing Report for the month of August, 1998.

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                                       SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    By:     CONTISECURITIES ASSET FUNDING CORP.,
                                            As Depositor



                                    By:       /S/ Robert Riedl
                                    Name:     Robert Riedl
                                    Title:    Vice President,Secretary
                                              and Treasurer




Dated: September 28, 1998

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                                                             EXHIBIT INDEX



         Exhibit No.       Description

         19.               Trustee's Monthly Servicing Report for the Month of
                           August, 1998.